UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant To Section 14(a) of The

Securities Exchange Act of 1934

(Amendment No.      )

Filed by the Registrant ☒                            Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

Umpqua Holdings Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	Fee not required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

UMPQUA HOLDINGS

CORPORATION

Parent company for Umpqua Bank and Strand, Atkuuon, Willianu e3 York

ONE SW COLUMBIA, SUITE 1200, PORTLAND, OREGON 97258

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on Tuesday, April 15, 2008

NAME/ADDRESS IMPRINT AREA

[FIRST CLASS MAIL]

You can view the Annual Report and

Proxy Statement for Umpqua Holdings

Corporation at:

http://bnymellon.mobular.net/bnymellon/umpq

or www.umpquaholdingscorp.com

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

Dear Shareholder:

The 2008 Annual Meeting of Shareholders of Umpqua Holdings Corporation (the “Company”) will be held at the Umpqua Bank Innovation Lab, 3606 SW Bond Avenue, Portland, Oregon 97239, on Tuesday, April 15,2008, at 6:00 p.m. (local time).

Proposals to be considered at the Annual Meeting:

(1) to elect eleven Directors to serve until the 2009 annual meeting of shareholders of the Company; and

(2) to ratify the appointment of Moss Adams LLP, as the Company’s independent auditors for the fiscal year ending December 31, 2008.

The Board of Directors recommends a vote “FOR” Items 1 and 2.

The Board of Directors has fixed the close of business on February 15, 2008 as the record date (the “Record Date”) for the determination of shareholders entitled to receive notice of and to vote at the Annual Meeting or any adjournment(s) thereof.

You may vote your proxy

when you view the materials on the Internet.

You will be asked to enter this 11-digit control number

CONTROL NUMBER

RESTRICTED AREA

3”x 1 1/2”

BAR CODE AREA RESTRICTED

2 3/4” x 1/2”

Shareholders of record as of the Record Date are encouraged and cordially invited to attend the Annual Meeting.

If you would like to receive a paper or e-mail copy of these documents, you must request them. Such documents will be mailed to you at no charge. Please make sure you request a copy as instructed below on or before April 2, 2008 to facilitate a timely delivery.

The following Proxy Materials are available for you to review online at: http://bnymellon.mobular.net/bnymellon/umpq the Company’s 2008 Proxy Statement (including all attachments thereto);

the Proxy Card;

the Company Annual Report for the year ended December 31, 2007 (which is not deemed to be part of the official proxy soliciting materials); and

10-K report

To request a paper copy of the Proxy Materials, please call 1-888-313-0164, or you may request a paper copy by email at shrrelations@bnymellon.com, or by logging onto http://bnymellon.mobular.net/bnymellon/umpq.

ACCESSING YOUR PROXY MATERIALS ONLINE

YOU MUST REFERENCE YOUR 11-DIGIT CONTROL NUMBER WHEN YOU REQUEST

A PAPER COPY OF THE PROXY MATERIALS OR TO VOTE YOUR PROXY ELECTRONICALLY.

The Proxy Materials for Umpqua Holdings Corporation are available to review at:

http://bnymellon.mobular.net/bnymellon/umpq

or

www.umpquaholdingscorp.com

Have this notice available when you request a PAPER copy of the Proxy Materials,

when you want to view your proxy materials online

OR WHEN YOU WANT TO VOTE YOUR PROXY ELECTRONICALLY.

VOTE BY INTERNET

Use the internet to vote your shares. Have this card in hand when you access the above web site.

On the top right hand side of the website click on “Vote Now” to access the electronic proxy card and vote your shares

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on 4/15/08

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

To view this material, have the 12-digit Control #’(s) available and visit: www.investorEconnect.com

If you want to receive a paper or e-mail copy of the above listed documents you must request one. There is no charge to you for requesting a copy.

To facilitate timely delivery please make the request as instructed below on or before 4/2/08.

To request material: Internet: www.investorEconnect.com Telephone: 1-800-579-1639 **Email: sendmaterial@investorEconnect.com

The follow

**If requesting material by e-mail please send a blank e-mail with the 12 Digit Control# (located on the following page) in the subject line.

Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.

UMPQUA HOLDINGS CORPORATION

BARCODE

Vote In Person

Should you choose to vote these shares in person at the meeting you must request a “legal proxy”. To request a legal proxy please follow the instructions at www.proxyvote.com or request a paper copy of the material. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.

Vote By Internet

To vote now by Internet, go to WWW.PROXYVOTE.COM. Please refer to the proposals and follow the instructions.

BROADRIDGE

51 MERCEDES WAY

EDGEWOOD, NY 11717

1-BROADRIDGEXXXXXXXXXXXXXXXXXXXXXXXXXX40 2-FINANCIAL SOLUTIONSXXXXXXXXXXXXXXXXXX40 3-ATTENTION:XXXXXXXXXXXXXXXXXXXXXXXXXX40 4-TEST PRINT

5-51 MERCEDES WAY 6-EDGEWOOD, 7-NY

8-11717

1 OF 2

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15

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Meeting Type: Annual

Meeting Location: Umpqua Bank Innovation Lab

Meeting Date: 4/15/08

3606 SW Bond Ave.

Meeting Time: 6:00 p.m. Local Time

Portland, OR 97239

For holders as of: 2/15/08

THIS AREA RESERVED FOR LANGUAGE

PERTAINING TO HOUSEHOLDING

IF APPLICABLE.

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Voting items

The Board of Directors recommends a vote FOR each of Proposals 1 and 2.

1. Election of Directors

Nominees:

01) Ronald F. Angell

02) Diane D. Miller

03) Bryan L. Timm

04) Scott D. Chambers

05) Raymond P. Davis

06) Allyn C. Ford

07) David B. Frohnmayer

08) Stephen M. Gambee

09) Dan Giustina

10) William A. Lansing

11) Theodore S. Mason

2. To ratify the Audit and Compliance Committee’s appointment of Moss Adams LLP as the Company’s independent auditor for the fiscal year ending December 31, 2008.

BARCODE

CONTROL # ??0000 0000 0000

BROADRIDGEXXXXXXXXXXXXXXXXXXXXXXXXXXX-40 FINANCIAL SOLUTIONS

ATTENTION: TEST PRINT 51 MERCEDES WAY EDGEWOOD, NY 11717

Acct #XXXXXXXXXXXXX SHARESXXXXXXXXXXX

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Voting Instructions

IF YOUR SECURITIES ARE HELD BY A BROKER WHO IS A MEMBER OF THE NEW YORK STOCK EXCHANGE (NYSE), THE RULES OF THE NYSE WILL GUIDE THE VOTING PROCEDURES. WE WISH TO CALL YOUR ATTENTION TO THE FACT THAT FOR THIS MEETING UNDER THE RULES OF THE NYSE, WE CANNOT VOTE YOUR SECURITIES ON ONE OR MORE OF THE MATTERS TO BE ACTED UPON AT THE MEETING WITHOUT YOUR SPECIFIC INSTRUCTIONS. THESE RULES PROVIDE THAT IF INSTRUCTIONS ARE NOT RECEIVED FROM YOU PRIOR TO THE ISSUANCE OF THE FIRST VOTE, THE PROXY FOR ONE OR MORE OF THE MATTERS MAY BE GIVEN AT THE DISCRETION OF YOUR BROKER (ON THE TENTH DAY, IF THE MATERIAL WAS MAILED AT LEAST 15 DAYS PRIOR TO THE MEETING, ON THE FIFTEENTH DAY IF THE PROXY MATERIAL WAS MAILED 25 DAYS OR MORE PRIOR TO THE MEETING DATE). IN ORDER FOR YOUR BROKER TO EXERCISE THIS DISCRETIONARY AUTHORITY FOR ONE OR MORE OF THE MATTERS, PROXY MATERIAL WOULD NEED TO HAVE BEEN MAILED AT LEAST 15 DAYS PRIOR TO THE MEETING DATE, AND THE MATTER(S) BEFORE THE MEETING MUST BE DEEMED “ROUTINE” IN NATURE ACCORDING TO NYSE GUIDELINES. IF THESE TWO REQUIREMENTS ARE MET, AND YOU HAVE NOT COMMUNICATED TO US PRIOR TO THE FIRST VOTE BEING ISSUED, WE MAY VOTE YOUR SECURITIES AT OUR DISCRETION ON ONE OR MORE OF THE MATTERS TO BE ACTED UPON AT THE MEETING. WE WILL NEVERTHELESS FOLLOW YOUR INSTRUCTIONS, EVEN IF OUR DISCRETIONARY VOTE HAS ALREADY BEEN GIVEN ON THOSE MATTERS, PROVIDED YOUR INSTRUCTIONS ARE RECEIVED PRIOR TO THE MEETING DATE. IF YOUR SECURITIES ARE HELD IN THE NAME OF A BANK, WE REQUIRE YOUR INSTRUCTIONS ON ALL MATTERS TO BE VOTED ON AT THE MEETING.

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